Supplement to the currently effective Statement of Additional Information of each of the listed funds:


Scudder High Income Plus Fund

Scudder Short Duration Fund

Scudder Total Return Bond

Scudder Variable Series II
         Scudder Government Securities Portfolio
         Scudder Total Return Portfolio
         Scudder Aggressive Growth Portfolio
         Scudder Fixed-Income Portfolio
         Scudder High Income Portfolio
         Scudder Strategic Income Portfolio
         Scudder Technology Growth Portfolio
         SVS Davis Venture Value Portfolio
         SVS Invesco Dynamic Growth Portfolio
         SVS Janus Growth & Income Portfolio
         SVS Oak Strategic Equity Portfolio
         SVS Turner Mid Cap Growth Portfolio
         Scudder Contrarian Value Portfolio
         Scudder Global Blue Chip Portfolio
         Scudder Small Cap Growth Portfolio
         SVS Dreman Financial Services Portfolio
         SVS Focus Value & Growth Portfolio
         SVS Index 500 Portfolio
         SVS Janus Growth Opportunities Portfolio
         SVS MFS Strategic Value Portfolio
         Scudder Blue Chip Portfolio
         Scudder Growth Portfolio
         Scudder International Select Equity Portfolio
         SVS Dreman High Return Portfolio
         Scudder Eagle Focus Large Cap Growth Portfolio

The following information supplements or replaces related disclosure in the "Investment Policies and Techniques" section of each fund's Statement of Additional Information:

Lending of Portfolio Securities. The fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Scudder Variable Series II - Global Blue Chip Portfolio

The following replaces the non-fundamental investment policy of each fund relating to securities lending:

As a matter of non-fundamental policy, the fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3% of its total assets.










March 8, 2004

























March 8, 2004